Institutional Investor Trust Sector Allocation Model Fund

Supplement
Dated July 26, 2012
to the Prospectus Dated February 27, 2012
and the Summary Prospectus Dated March 28, 2012

This Supplement replaces the Fees and Expenses table and expense Example in the Fund's Prospectus and Summary Prospectus. These replacements reflect a reduction in the expense ratios reported by State Street Global Advisors, the issuer of the Fund's underlying securities, which in turn lowers the Fund's Acquired Fund Fees and Expenses.

Shareholders Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends [and other Distributions] (as a percent of offering price)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distributions [and/or Service] (12b-1) Fees	0.00%
Other Expenses (1)	0.25%
Acquired Fund Fees and Expenses (2)	0.18%
Total Annual Fund Operating Expenses	1.18%

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.
(2) "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$120	$375	$649	$1,432

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